EXHIBIT 99.2

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Period Ended
	December 31, 2005	December 31, 2004

Balance Sheet

Cash and Due From Banks	$17,972	$21,258
Federal Funds Sold	4,906	—

Securities Held-to-Maturity	6,294	5,367
Securities Available-for-Sale	267,494	319,758

Total Securities	273,788	325,125

Residential Real Estate Loans	186,550	176,666
Commercial Loans	156,057	148,821
Leases	76,041	15,817
Indirect Auto Loans	172,113	117,622
Other Consumer Loans	67,900	63,862

Gross Loans and Leases	658,661	522,788
Less Unearned Income	10,869	2,055
Less Allowance for Loan and Lease Losses	4,960	5,267

Net Loans and Leases	642,832	515,466

Premises and Equipment, Net	13,032	14,454
Accrued Interest Receivable	3,915	4,005
Intangible Asset	9,671	—
Other Assets	14,305	13,626

Total Assets	$980,421	$893,934

Non-Interest Checking Accounts	91,883	74,549
Interest Bearing Checking Accounts	80,536	81,891
Savings Accounts	55,214	62,783
Money Market Accounts	176,894	143,952
Time Deposits	334,591	259,946

Total Deposits	739,118	623,121

Short-Term Borrowings	50,429	101,854
Long-Term Borrowings	110,310	90,310
Accrued Interest Payable	2,261	1,451
Other Liabilities	8,732	8,302

Total Liabilities	910,850	825,038

Common Stock	3,979	3,947
Surplus	11,185	10,298
Unamortized Value of Restricted Stock	(1,453)	(1,047)
Undivided Profits	66,740	62,235
Accumulated Other Comprehensive Income	(1,700)	1,418
Treasury Stock	(9,180)	(7,955)

Total Shareholders’ Equity	69,571	68,896

Total Liabilities and Shareholders’ Equity	$980,421	$893,934

Assets Under Trust Department Administration (Market Value)	$862,504	$282,255

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Quarterly Average		Year to Date Average
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004

Balance Sheet

Cash and Due From Banks	$19,620	$23,714	$21,601	$22,465
Federal Funds Sold	1,941	413	4,094	4,165

Securities Held-to-Maturity	6,991	5,666	7,036	6,189
Securities Available-for-Sale	273,491	320,098	290,032	308,202

Total Securities	280,482	325,764	297,068	314,391

Residential Real Estate Loans	184,524	175,529	178,669	173,829
Commercial Loans	156,109	148,013	154,030	145,101
Leases	65,918	9,308	42,245	6,185
Indirect Auto Loans	171,219	117,423	147,364	110,464
Other Consumer Loans	67,758	63,608	65,744	60,745

Gross Loans and Leases	645,528	513,881	588,052	496,324
Less Unearned Income	9,348	1,331	5,976	906
Less Allowance for Loan and Lease Losses	5,147	5,902	5,212	6,033

Net Loans and Leases	631,033	506,648	576,864	489,385

Premises and Equipment, Net	13,086	14,646	13,508	14,092
Accrued Interest Receivable	4,210	4,113	3,879	3,816
Intangible Asset	9,727	—	8,193	—
Other Assets	14,870	14,594	15,157	14,467

Total Assets	$974,969	$889,892	$940,364	$862,781

Non-Interest Checking Accounts	88,201	76,921	80,757	68,949
Interest Bearing Checking Accounts	81,320	83,803	80,463	83,235
Savings Accounts	55,813	63,081	59,876	64,793
Money Market Accounts	186,273	153,333	182,905	160,612
Time Deposits	329,260	265,246	297,040	245,747

Total Deposits	740,867	642,384	701,041	623,336

Short-Term Borrowings	46,988	67,468	67,478	52,099
Long-Term Borrowings	105,679	100,633	92,121	111,050
Accrued Interest Payable	2,441	1,709	2,028	1,410
Other Liabilities	8,250	8,371	7,852	7,389

Total Liabilities	904,225	820,565	870,520	795,284

Common Stock	3,977	3,946	3,971	3,940
Surplus	11,152	10,280	11,005	10,113
Unamortized Value of Restricted Stock	(1,483)	(1,052)	(1,539)	(1,064)
Undivided Profits	66,283	61,914	64,492	60,252
Accumulated Other Comprehensive Income	(929)	2,194	(55)	2,211
Treasury Stock	(8,256)	(7,955)	(8,030)	(7,955)

Total Shareholders’ Equity	70,744	69,327	69,844	67,497

Total Liabilities and Shareholders’ Equity	$974,969	$889,892	$940,364	$862,781

ALLIANCE FINANCIAL CORPORATION Consolidated Financial Information ($ in thousands) Unaudited

	Three months ended December 31,		Year ended December 31,
	2005	2004	2005	2004

Income Statement

Interest Income	$12,584	$10,826	$46,425	$41,002
Interest Expense	5,743	3,536	19,336	12,684

Net Interest Income	6,841	7,290	27,089	28,318
Provision for Loan and Lease Losses	178	665	144	984

Net Interest Income After Provision for Loan and Lease Losses	6,663	6,625	26,945	27,334

Trust & Brokerage Income	2,247	475	7,864	1,778
Service Charges on Deposit Accounts	913	771	2,957	3,056
Investment Securities Gains (Losses)	3	—	(19)	717
Gain on the Sale of Loans	36	41	163	197
Bank Owned Life Insurance	101	306	402	810
Card-related fees	256	211	926	776
Rental Income from Leases	202	176	1,186	783
Other Non-interest Income	141	147	677	889

Total Non-interest Income	3,899	2,127	14,156	9,006

Salaries and Employee Benefits	4,642	3,688	17,150	14,919
Occupancy and Equipment Expense	1,405	1,461	5,746	5,295
Communication Expense	128	134	603	614
Stationary and Supplies Expense	164	132	514	520
Marketing Expense	157	105	694	603
Amortization of Intangible Asset	126	—	418	—
Other Operating Expense	1,835	1,412	6,315	5,208

Total Operating Expenses	8,457	6,932	31,440	27,159

Net Income Before Taxes	2,105	1,820	9,661	9,181
Provision for Income Taxes	342	225	2,154	1,926

Net Income	$1,763	$1,595	$7,507	$7,255

Share and Per Share Data

Period Ending Shares Outstanding	3,565,012	3,571,872	3,565,012	3,571,872
Basic Average Shares Outstanding	3,592,579	3,571,083	3,593,864	3,565,226
Diluted Average Shares Outstanding	3,664,305	3,628,804	3,664,684	3,631,806

Basic Earnings Per Share	$0.49	$0.45	$2.09	$2.03
Diluted Earniings Per Share	$0.48	$0.44	$2.05	$2.00
Cash Dividends Declared	$0.21	$0.21	$0.84	$0.84
Book Value	$19.52	$19.29	$19.52	$19.29

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended December 31,		Year ended December 31,
	2005	2004	2005	2004

Key Ratios

Leverage Ratio	7.34%	8.70%	7.34%	8.70%

Return on Average Assets	0.72%	0.72%	0.80%	0.84%
Return on Average Equity	9.97%	9.21%	10.75%	10.75%
Net Interest Margin (Tax Equivalent)	3.19%	3.69%	3.28%	3.69%
Efficiency Ratio	78.74%	73.61%	76.23%	72.77%

Net Loans and Leases Charged-off to Average Loans and Leases, Annualized	0.24%	1.12%	0.08%	0.36%
Provision for Loan and Lease Losses to Average Loans and Leases, Annualized	0.11%	0.52%	0.02%	0.20%
Allowance for Loan and Lease Losses to Period-end Net Loans and Leases	0.77%	1.01%	0.77%	1.01%
Allowance for Loan and Lease Losses to Nonperforming Loans and Leases	304.65%	191.47%	304.65%	191.47%
Nonperforming Loans and Leases to Period-end Net Loans and Leases	0.25%	0.53%	0.25%	0.53%
Nonperforming Assets to Period-end Assets	0.17%	0.31%	0.17%	0.31%

Allowance for Loan and Lease Losses

Allowance for Loan and Lease Losses, Beginning of Period	$5,161	$6,031	$5,267	$6,069
Loans and Leases Charged-off	(500)	(1,521)	(1,088)	(2,190)
Recoveries of Loans and Leases Previously Charged-off	121	92	637	404

Net Loans and Leases Recovered (Charged-off)	(379)	(1,429)	(451)	(1,786)

Provision for Loan and Lease Losses	178	665	144	984

Allowance for Loan and Lease Losses, End of Period	$4,960	$5,267	$4,960	$5,267